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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): March 7, 2003





                              GENESIS ENERGY, L.P.
             (Exact name of registrant as specified in its charter)




     Delaware                           1-12295                  76-0513049
(State or other jurisdiction of       (Commission             (I.R.S. Employer
 incorporation or organization)       File Number)           Identification No.)




   500 Dallas, Suite 2500, Houston, Texas                       77002
  (Address of principal executive offices)                    (Zip Code)




                          (713) 860-2500 (Registrant's
                     telephone number, including area code)






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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

          The following materials are filed as exhibits to this Current Report on Form 8-K.

          Exhibit.

          *99.1 Copy of Genesis Energy, L.P.'s press release dated March 7,
          2003.


Item 9.  Regulation FD Disclosure.

     Genesis Energy, L.P. ("GELP") wishes to disclose for Regulation FD purposes its press release dated March 7, 2003, as set forth in Exhibit 99.1 attached hereto.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                GENESIS ENERGY, L.P.
                                                (A Delaware Limited Partnership)

                                                By:   GENESIS ENERGY, Inc., as
                                                           General Partner


Date:  March 7, 2003                            By:     /s/  ROSS A. BENAVIDES
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                                                        Ross A. Benavides
                                                        Chief Financial Officer